Platinum Underwriters Holdings, Ltd. New York Society of Security Analysts 7th Annual Insurance Conference January 28, 2003

Platinum Underwriters Holdings, Ltd. Salomon Smith Barney Financial Services Conference January 29, 2003

The following presentation contains disclosures which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the Company's future financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," or "continue." These forward-looking statements are based upon the Company's current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company's future financial condition and results of operations. The uncertainties and risks include, but are not limited to, those relating to implementing the Company's business strategy and successfully continuing the business acquired in connection with the Company's Initial Public Offering; the adequacy of the Company's loss reserves; conducting operations in a competitive environment; conducting operations in foreign countries; dependence upon the availability of key executives and reinsurance brokers; general economic conditions, including the effects of market volatility or a prolonged U.S. or global economic downturn or recession; variations in political, economic or other factors such as currency exchange rates, inflation rates and recessionary or expansive trends; the cyclicality of the property and casualty reinsurance business; tax, legal or regulatory restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally^ and changes therein; significant weather-related or other natural or human-made disasters, civil unrest or other external factors over which the Company has no control; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion. As a consequence, current plans, anticipated actions and future financial condition and results of operations may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update or revise any of them in light of new information, future events or otherwise. Forward Looking Statements

Formation of Platinum Successful launch of Platinum Underwriters Holdings, Ltd.

Overview of Business Property and casualty treaty reinsurance Lead broker market reinsurer Focus on underwriting profitability Conservative risk management Lean operating platform

The Platinum Opportunity Attractive reinsurance markets Uniquely positioned Profitable in-force book of business Established broker and client relationships No pre-2002 liabilities Transformation of business Enhanced management team Financial strength RenaissanceRe

Transformation of Business - 2002 2001 Pro Forma Premiums 600 700 2001 Adjusted Premiums 644 2002 Pro Forma Premiums 750 Non- Renewed Book of Business New Business Volume ($100mm+) Renewal Book of Business $1,300mm $750mm +/- Market Rate Increases (30-40%) $850mm + Rate Adjusted Renewal Book of Business Pro Forma Book of Business Source: Management Estimates 2001 2002 St. Paul Re Platinum

Executive Management Team Jerry Fadden (CEO) (UBS/PaineWebber, NAC Re, Travelers) Steve Newman (Chairman of the Board) (Underwriters Re, GCR, Home, AIG) Neal Schimdt (Chief Actuary) (St. Paul Re, Home Re) Michael Price (COO & CUO) (Global Aerospace, Underwriters Re, London Life and Casualty Re) Bill Robbie (CFO) (XL, Mi-Ocean, Aetna) Mike Lombardozzi (General Counsel) (W.R. Berkley, Signet Star)

Strong Underwriting Team Property 31 dedicated professionals Casualty 24 dedicated professionals Finite 9 dedicated professionals Michael Price COO & CUO Neal Schmidt Chief Actuary Corporate 3 dedicated professionals

RenaissanceRe Holdings Ltd. RenaissanceRe provides: Cat expertise Retrocessional capacity Sourcing opportunities Platinum provides: Casualty resources and expertise Sourcing opportunities Business Partnership

Platinum - Execution Underway Retention of high quality underwriting staff Acceptance by broker community Acceptance by clients Retention of quality renewal business Maintenance of strong submission flow Underwriting Profit Focus Active management involvement Transformation of culture

Improved Underwriting Discipline Focus on underwriting profitability Reduced uncapped or unknown exposures Emphasis on analytical expertise Active participation of senior management New Underwriting Culture

Efficient Deployment of Capital Platinum Re (UK) Limited (UK Reinsurance Company) Platinum Regency Holdings (Ireland) Platinum Underwriters Holdings, Ltd. (Bermuda) Platinum Underwriters Reinsurance, Inc. (US Reinsurance Company) $250mm+ $150mm+ $500mm+ Platinum Underwriters Bermuda, Ltd. (Bermuda Reinsurance Company) Platinum Underwriters Finance, Inc. (US)

Immediate Deployment of Capital IPO & 2002 Private Business ($ in millions) Placement Transfer Pro Forma Total Investments $1,046 $289 $1,335 Total Assets 1,065 382 1,447 Loss & LAE Reserves - 200 200 Unearned Premium Reserves - 158 158 ESUs 138 - 138 Shareholders Equity 905 - 905 Total Capital $1,044 - $1,043

The Platinum Opportunity Attractive reinsurance markets Uniquely positioned Profitable in-force book of business Established broker and client relationships No pre-2002 liabilities Transformation of business Enhanced management team Financial strength RenaissanceRe